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                                                                     EXHIBIT 4.2

                             CERTIFICATE OF TRUST

                                      OF

                       DOWNEY FINANCIAL CAPITAL TRUST II

          THIS CERTIFICATE OF TRUST of DOWNEY FINANCIAL CAPITAL TRUST II (the "Trust"), dated November 3, 2000, is being duly executed and filed by the undersigned, as trustees, to form a business trust under the Delaware Business Trust Act (12 Del. C. ((S)) 3801 et seq.).

          1. Name. The name of the business trust being formed hereby is DOWNEY FINANCIAL CAPITAL TRUST II.

          2. Delaware Trustee. The name and business address of the trustee of the Trust in the State of Delaware are Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, Attention:
Corporate Trust Administration.

          3. Effective Date. This Certificate of Trust shall be effective upon its filing.

          IN WITNESS WHEREOF, the undersigned, being the trustees of the Trust, have executed this Certificate of Trust as of the date first above written.

                                   Wilmington Trust Company,
                                    as Trustee

                                   By:  /s/ Anita Dallago
                                        -----------------
                                   Name: Anita Dallago
                                   Title: Financial Services Officer

                                   /s/ Daniel D. Rosenthal
                                   -----------------------
                                   Daniel D. Rosenthal
                                   Administrative Trustee

                                   /s/ Thomas E. Prince
                                   --------------------
                                   Thomas E. Prince
                                   Administrative Trustee

                                   /s/ Paul G. Woollatt
                                   --------------------
                                   Paul G. Woollatt
                                   Administrative Trustee